UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2004

                          FRANKLIN CAPITAL CORPORATION

             (Exact name of registrant as specified in its charter)


            Delaware                      811-05103               13-3419202
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


                 100 Wilshire Boulevard, 15th Floor, Suite 1500
                         Santa Monica, California 90401
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (310) 752-1416

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2004, Franklin Capital Corporation ("Franklin"), entered into a Common Stock Purchase Agreement with certain shareholders of DigiCorp (the "Agreement"), to purchase an aggregate of 3,453,527 shares of DigiCorp common stock. Of such shares, 2,229,527 shares were purchased for $.135 per share on December 29, 2004, 100,787 shares were purchased for $.145 on December 29, 2004. Franklin agreed to purchase an additional 1,224,000 shares of DigiCorp common stock from the selling shareholders at such time as the shares are registered for resale with the Securities and Exchange Commission. The purchase price for such shares shall be $.135 or $.145 per share, depending on when the closing occurs. Digicorp's common stock is traded on the OTC Bulletin Board.

In connection with the Agreement, Franklin is entitled to designate two members to the Board of Directors of Digicorp. Franklin's first designee, Melanie Glazer, was appointed on December 29, 2004.

ITEM 7.01 REGULATION FD DISCLOSURE

On December 30, 2004, Franklin issued a press release announcing the purchase of DigiCorp common stock. A copy of that press release is being furnished as
Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

10.1 Common Stock Purchase Agreement, dated as of December 29, 2004, between Franklin Capital Corporation and certain selling stockholder.

99.1  Press release issued on December 22, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FRANKLIN CAPITAL CORPORATION


                                    By: /s/ Milton "Todd" Ault III
                                        ----------------------------------------
                                            Milton "Todd" Ault III
                                            Chairman and Chief Executive Officer


Date: January 4, 2005





                                Index to Exhibits
                                -----------------

Exhibit No.       Description of document
--------------------------------------------------------------------------------
10.1              Common Stock Purchase Agreement, dated as of December 29,
                  2004, between Franklin Capital Corporation and certain selling stockholder.

99.1              Press release dated December 22, 2004